UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: May 31, 2016

PLURISTEM THERAPEUTICS INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

001-31392	98-0351734
(Commission File Number)	(IRS Employer Identification No.)

MATAM Advanced Technology Park Building No. 5 Haifa, Israel	31905
(Address of Principal Executive Offices)	(Zip Code)

011 972 74 710 7171
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of 2016 Equity Compensation Plan

On May 31, 2016, Pluristem Therapeutics Inc. (the “Company”)  held its 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”). At the 2016 Annual Meeting, the Company’s stockholders approved the Company's 2016 Equity Compensation Plan (the “2016 Equity Compensation Plan”). The 2016 Equity Compensation Plan previously had been approved, subject to stockholder approval, by the Company’s Board of Directors on March 29, 2016.

The Company’s officers and directors are among the persons eligible to receive awards under the  2016 Equity Compensation Plan in accordance with the terms and conditions thereunder. A detailed summary of the  2016 Equity Compensation Plan is set forth in the Company’s Definitive Proxy Statement on Schedule 14A for the 2016 Annual Meeting filed with the Securities and Exchange Commission on April 4, 2016 (the “Proxy Statement”) under the caption “Proposal 2: Approval of the Company’s 2016 Equity Compensation Plan,” which summary is incorporated herein by reference.

That detailed summary of the 2016 Equity Compensation Plan is qualified in its entirety by reference to the full text of the  2016 Equity Compensation Plan a copy of which is attached as Annex A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 4, 2016 and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

As disclosed above, the Company held its annual meeting of stockholders on May 31, 2016. The results of the stockholder voting at the 2016 Annual Meeting are set forth below:

Proposal No. 1 — Election of Directors

The stockholders elected the following individuals as directors of the Company to hold office until the next annual meeting of shareholders and until their successors shall have been duly elected and qualified.

Director Name	For	Against	Abstain	Broker Non-Votes
Zami Aberman	18,135,413	1,336,459	108,771	18,734,125

Israel Ben-Yoram	17,837,492	1,280,826	462,325	18,734,125

Isaac Braun	18,706,052	413,216	461,375	18,734,125

Mark Germain	18,725,177	390,261	465,205	18,734,125

Moria Kwiat	18,010,404	1,101,912	468,327	18,734,125

Hava Meretzki	18,146,320	1,113,369	320,954	18,734,125

Nachum Rosman	17,829,632	1,287,229	463,782	18,734,125

Doron Shorrer	17,778,648	1,334,623	467,372	18,734,125

Yaky Yanay	14,853,678	4,513,674	213,291	18,734,125

Proposal No. 2 — Approval of the Company’s 2016 Equity Compensation Plan

For	Against	Abstain	Broker Non-Votes
17,546,526	1,829,462	204,655	18,734,125

Proposal No. 3 — Ratification of the selection of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as independent registered public accounting firm of the Company for the fiscal year ending June 30, 2016

For	Against	Abstain	Broker Non-Votes
37,513,624	572,902	228,242	N/A

The results reported above are final voting results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLURISTEM THERAPEUTICS INC.

Date: May 31, 2016	By:	/s/ Yaky Yanay
	Name:	Yaky Yanay
	Title:	Chief Financial Officer, Secretary, Chief Operating Officer and President